FINANCIAL INCOME (Tables)	12 Months Ended
Dec. 31, 2022
FINANCIAL INCOME
Schedule of analysis of financial income

	1 January –	1 January –	1 January –
	31 December	31 December	31 December
	2022	2021	2020

Foreign currency exchange gains	1,512,877	3,839,908	141,859
Interest income on time deposits	201,147	83,627	50,062
Interest income on credit sales	125,574	67,212	44,113
Fair value gains on financial assets measured at fair value (Note 5)	51,199	—	—
Other	22,838	33,529	12,979

	1,913,635	4,024,276	249,013